Copeland International Small Cap Fund Class A Shares: CISAX Class I Shares: CSIIX

Supplement dated April 26, 2022

to the Copeland International Small Cap Fund (the "Fund")

Prospectus dated March 30, 2022

Effective immediately, the table under the section “Management – Performance of Comparable Accounts – Copeland International Small Cap Fund” on page 22 of the Fund’s prospectus is hereby replaced with the following:

Performance Returns for the Copeland International Small Cap Separately Managed Accounts ("SMAs")

	2017 Yearly Return	2018 Yearly Return	2019 Yearly Return	2020 Yearly Return	2021 Yearly Return	Since Inception 1/1/2017 -12/31/2021 Annualized
Copeland SMAs Net	32.0%	-11.1%	31.3%	14.6%	18.1%	15.8%
Copeland SMAs Gross	33.8%	-9.9%	33.2%	16.2%	19.7%	17.4%
Benchmark 1: MSCI World Ex USA Small NR USD*	31.0%	-18.1%	25.4%	12.8%	11.1%	11.0%

Currency: US Dollar

*	The MSCI World Ex-US Small Cap Net Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the United States). With 2,437 constituents, the Index covers approximately 14% of the free float-adjusted market capitalization in each country. The Index is designed to provide a broad measure of small cap stock performance net of foreign dividend withholdings throughout the developed world, excluding U.S. stocks. The strategy differs from the composition of the Index, which is unmanaged, and the returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an Index.

This Supplement, the Prospectus and the Statement of Additional Information provide information that you should know before investing in the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission and are incorporated herein by reference. All these documents are available upon request and without charge by calling Shareholder Services at 1-888-9-COPELAND or on the website at www.copelandfunds.com.